UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2008

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia

(State or other jurisdiction of

incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(904) 359-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 31, 2008, CSX Corporation announced the results of the October 30, 2008 purchase option under its Zero Coupon Convertible Debentures due October 30, 2021. CSX purchased $8,000.00 aggregate principal amount at maturity of the debentures, which had been validly tendered and not withdrawn as of the close of business on October 28, 2008, for an aggregate cash consideration of $7103.52. As a result, $31,493,000 aggregate principal amount at maturity of the debentures remain outstanding.

A copy of the press release announcing the results of the purchase option is furnished with this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is furnished as part of this report.

99.1	Press Release dated October 31, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ DAVID A. BOOR
David A. Boor
Vice President-Tax and Treasurer

Date: October 31, 2008

EXHIBIT LIST

Exhibit	Description
99.1	Press Release dated October 31, 2008

4